UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2016

KURA ONCOLOGY, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37620	61-1547851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11119 North Torrey Pines Rd, Suite 125 La Jolla, CA		92037
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 500-8800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As reported below in Item 5.07, on May 12, 2016, the stockholders of Kura Oncology, Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, effective as of May 12, 2016, to provide that any of the Company’s directors or its entire Board of Directors may be removed, with or without cause, by the holders of a majority of the Company’s shares of common stock then entitled to vote at an election of directors. The amendment was filed with Secretary of State of the State of Delaware on May 12, 2016.

On May 12, 2016, the Company’s Board of Directors also approved the Company’s Amended and Restated Bylaws, to provide that any of its directors or its entire Board of Directors may be removed, with or without cause, by the holder of a majority of the Company’s shares of common stock then entitled to vote at an election of directors.

The foregoing description does not purpose to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation, as amended, and to the Amended and Restated Bylaws, copies of which are filed as Exhibits 3.1 and 3.2 to this current report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 12, 2016 (the “Annual Meeting”).  As of the close of business on March 17, 2016, the record date for the Annual Meeting, there were 21,370,560 shares of common stock outstanding, of which 18,598,009 shares of common stock were present in person or represented by proxy.  The final voting results were as follows:

Proposal 1.  Election of Directors

The Company’s stockholders elected the four directors listed below, each to hold office until the Company’s 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their earlier death, resignation or removal. The final voting results were as follows:

Name of Director Elected	For	Withheld	Broker Non-Votes
Troy E. Wilson, Ph.D., J.D.	17,088,275	65,841	1,443,893
Faheem Hasnain	17,085,425	68,691	1,443,893
Robert E. Hoffman	16,429,274	724,842	1,443,893
Thomas Malley	17,088,375	65,741	1,443,893

Proposal 2.  Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection of Ernst & Young LLP by the Audit Committee of the Board as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The final voting results were as follows:

For	Against	Abstain	Broker Non-Votes
18,571,088	7,103	19,818	-

Proposal 3. Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation

The amendment to the Amended and Restated Certificate of Incorporation was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
18,568,273	8,306	21,430	-

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Kura Oncology, Inc., as amended.
3.2	Amended and Restated Bylaws of Kura Oncology, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KURA ONCOLOGY, INC.

Date: May 16, 2016	By:	/s/ Annette North
Annette North
Senior Vice President and General Counsel

Exhibit Index

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Kura Oncology, Inc.
3.2	Amended and Restated Bylaws of Kura Oncology, Inc.